                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Peter B. Lewis                            Chairman, President, Chief
- ------------------------------                Executive Officer
Peter B. Lewis                                and Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15th day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Jeffrey W. Basch
- -----------------------------
Jeffrey W. Basch                              Chief Accounting Officer

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of March, 1994.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Charles B. Chokel
- ----------------------------------------
Charles B. Chokel                                  Chief Financial Officer

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Milton N. Allen
- ----------------------------------
Milton N. Allen                               Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ B. Charles Ames
- ------------------------------------
B. Charles Ames                               Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Stephen R. Hardis
- ----------------------------------
Stephen R. Hardis                             Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 17th day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Norman S. Matthews
- ----------------------------------
Norman S. Matthews                            Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Donald B. Shackelford
- ----------------------------------
Donald B. Shackelford                         Director

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1994, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 23rd day of March, 1995.


                                              Position(s) with
Signature                                     The Progressive Corporation
- ---------                                     ---------------------------


/s/ Paul B. Sigler
- ---------------------------------
Paul B. Sigler                                Director